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                                                                   EXHIBIT 10.72


                                 NON-NEGOTIABLE

                              AMENDED AND RESTATED
                         SECOND PAYMENT PROMISSORY NOTE

U.S. $3,750,000                                                   March 13, 1998

         FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (each individually called a "Maker," and collectively called the "Makers") hereby unconditionally promises to pay to the order of LINWOOD W. GALEUCIA TRUST OF 1997 (hereinafter referred to as "Seller"), or permitted assigns ("Holder") at 3 Sundial Avenue, Manchester, New Hampshire 03103, or at such other place or to such other party as Holder may from time to time designate in writing, the principal sum of Three Million Seven Hundred Fifty Thousand and 00/100 Dollars (U.S. $3,750,000) in lawful currency of the United States along with interest computed as more particularly set forth below.

         This Note evidences obligations of the Makers to the Holder provided for in the Stock Purchase Agreement among Educational Medical, Inc., New Hampshire Acquisition Corp., Hesser, Inc., and Seller dated March 13, 1998, and providing for the purchase by New Hampshire Acquisition Corp. of all of the outstanding and issued Capital Stock of Hesser, Inc. and the Property (the "Agreement"). The terms of the Agreement are incorporated into this Amended and Restated Note, which has been executed and delivered as of June 2, 1998, and which replaces and supercedes in its entirety the original Second Payment Promissory Note referred to in the Agreement representing a portion of the Purchase Price for the Stock and the Property as defined in the Agreement. Upon the execution of this Amended and Restated Note, the original Second Payment Promissory Note is null and void and shall be of no further force or effect. Unless otherwise defined herein, all capitalized terms used in this Note shall have the same meaning as set forth in the Agreement.

         In the event that the Makers assert a claim for monetary damages or indemnification against the Seller pursuant to the provisions of the Agreement (a "Claim"), the Makers shall have the right to offset (an "Offset") the amount of the Claim against the Amended and Restated Second Payment Promissory Note. In connection with any Offset, the Makers must deliver to the Seller written notice at or prior to the time the related payment would otherwise be due describing the basis for such Offset with reasonable detail and such payment shall be timely made into either (1) the escrow account of William H. Kelley, or (2) a New Hampshire Court of Law of appropriate jurisdiction, in either case at the discretion of the Maker. The Seller may contest the right to such Offset as provided in the Agreement.

         The principal amount of $3,000,000 with interest computed at the rate of two percent (2%) per annum based on the actual number of days outstanding shall be paid in full on the last business day within the first thirty (30) calendar days following the date



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


on which the Prerequisite Student Aid Approvals are obtained by the Makers (the "Initial Maturity Date"). The remaining principal amount of $750,000 with interest computed at the rate of two percent (2%) per annum based on the actual number of days that the remaining principal amount remains outstanding to and including the Initial Maturity Date and at the rate of seven and one-half percent (7.5%) per annum based on the actual number of days that the remaining principal amount remains outstanding subsequent to the Initial Maturity Date shall be paid in full on April 1, 1999 (the "Second Maturity Date"). Time is of the essence.

         Maker for itself, its heirs, legal representatives, successors and assigns, waives presentment for payment, demand, notice of dishonor or non-payment, notice of default, notice of protest, and protest of this Amended and Restated Note, and waives any right to be released by reason of any extension of time or change in terms of payment or any change, alteration or release of any security given for the payment hereof. Maker hereby consents to any number of extensions of time, and any and all renewals, waivers, and modifications of this Amended and Restated Note or any combination of the foregoing that may be made or granted by Holder.

         Maker agrees to pay immediately upon demand all reasonable costs and expenses of Holder, including attorneys' fees, (i) if after default this Amended and Restated Note be placed in the hands of an attorney or attorneys for collection, or (ii) if Holder finds it necessary or desirable upon default to secure the services or advice of one or more attorneys with regard to collection of this Amended and Restated Note against Maker, or for the protection of its rights under this Amended and Restated Note, or any instrument relating to property securing the Amended and Restated Note. The term "attorneys' fees" shall include attorneys' fees incurred by Holder whether or not suit is brought and if suit is brought, the term shall include attorneys' fees at trial and on appeal, and shall include attorneys' fees incurred in connection with consultations, arbitration, bankruptcy, conservatorship, receivership or any other proceeding.

         This Amended and Restated Note shall be interpreted, construed, governed and enforced in accordance with the laws of the State of New Hampshire, and any suit, action or proceeding arising out of or relating to this Amended and Restated Note shall be commenced and maintained in the court of appropriate jurisdiction in Hillsborough County, New Hampshire or the appropriate United States District Court for the State of New Hampshire and each party waives objection to such jurisdiction and venue.

         EACH OF HOLDER AND MAKER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER IT OR ITS SUCCESSORS, PERSONAL REPRESENTATIVES OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN EVIDENCED BY THIS AMENDED AND RESTATED NOTE AND ANY AGREEMENTS CONTEMPLATED THEREBY TO



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BE EXECUTED IN CONJUNCTION THEREWITH, OR IN CONJUNCTION WITH ANY COURSE OF
CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Amended and Restated Note in Manchester, New Hampshire, the date first above written.

                                    EDUCATIONAL MEDICAL, INC.
                                    a Delaware corporation


                                    By:   /s/ Vince Pisano
                                       -----------------------------------------
                                              Authorized Signatory

                                    NEW HAMPSHIRE ACQUISITION CORP.
                                    a Delaware corporation

                                    By:   /s/ Vince Pisano
                                       -----------------------------------------
                                             Authorized Signatory

         The undersigned hereby acknowledges and agrees to the terms and conditions set forth in this Amended and Restated Promissory Note and further agrees that, upon the execution of this Amended and Restated Promissory Note by the Makers, the Original Promissory Note shall be null and void and of no further force or effect.


                                             LINWOOD W. GALEUCIA
                                             TRUST OF 1997

                                             By:
                                                --------------------------------
                                               Linwood W. Galeucia, Trustee





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

                                 NON-NEGOTIABLE

                              AMENDED AND RESTATED
                         SECOND PAYMENT PROMISSORY NOTE

U.S. $3,750,000                                                   March 13, 1998

         FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (each individually called a "Maker" and collectively called the "Makers") hereby unconditionally promises to pay to the order of RICHARD D. GALEUCIA (hereinafter referred to as "Seller"), or permitted assigns ("Holder") at 3 Sundial Avenue, Manchester, New Hampshire 03103, or at such other place or to such other party as Holder may from time to time designate in writing, the principal sum of Three Million Seven Hundred Fifty Thousand and 00/100 Dollars (U.S. $3,750,000) in lawful currency of the United States along with interest computed as more particularly set forth below.

         This Note evidences obligations of the Makers to the Holder provided for in the Stock Purchase Agreement among Educational Medical, Inc., New Hampshire Acquisition Corp., Hesser, Inc., and Seller dated March 13, 1998, and providing for the purchase by New Hampshire Acquisition Corp. of all of the outstanding and issued Capital Stock of Hesser, Inc. and the Property (the "Agreement"). The terms of the Agreement are incorporated into this Amended and Restated Note which has been executed and delivered as of June 2, 1998, and which replaces and supersedes in its entirety the original Second Payment Promissory Note referred to in the Agreement representing a portion of the Purchase Price for the Stock and the Property as defined in the Agreement. Upon the execution of this Amended and Restated Note, the original Second Payment Promissory Note is null and void and shall be of no further force or effect. Unless otherwise defined herein, all capitalized terms used in this Note shall have the same meaning as set forth in the Agreement.

         In the event that the Makers assert a claim for monetary damages or indemnification against this Seller pursuant to the provisions of the Agreement (a "Claim"), the Makers shall have the right to offset (an "Offset") the amount of the Claim against the Amended and Restated Second Payment Promissory Note. In connection with any Offset, the Makers must deliver to the Seller written notice at or prior to the time the related payment would otherwise be due describing the basis for such Offset with reasonable detail and such payment shall be timely made into either (1) the escrow account of William H. Kelley, or (2) a New Hampshire Court of Law of appropriate jurisdiction, in either case at the discretion of the Maker. The Seller may contest the right to such Offset as provided in the Agreement.

         The principal amount of $3,000,000 with interest computed at the rate of two percent (2%) per annum based on the actual number of days outstanding shall be paid in full on the last business day within the first thirty (30) calendar days following the date on which the Prerequisite Student Aid Approvals are obtained by the Makers (the "Initial Maturity Date"). The remaining principal amount of $750,000 with interest computed at the rate of two percent (2%) per annum based on the actual number of days that the remaining principal amount remains outstanding to and including the Initial Maturity Date and at the rate of seven and one-half percent (7.5%) per annum based on the actual number of days that the remaining principal amount remains outstanding subsequent to the Initial Maturity Date shall be paid in full on April 1, 1999 (the "Second Maturity Date"). Time is of the essence.

         Maker for itself, its heirs, legal representatives, successors and assigns, waives presentment for payment, demand, notice of dishonor or non-payment, notice of default, notice of protest, and protest of this Amended and Restated Note, and waives any right to be released by reason of any extension of time or change in terms of payment or any change, alteration or release of any security given for the payment hereof. Maker hereby consents to any number of extensions of time, and any and all renewals, waivers, and modifications of this Amended and Restated Note or any combination of the foregoing that may be made or granted by Holder.

         Maker agrees to pay immediately upon demand all reasonable costs and expenses of Holder, including attorneys' fees, (i) if after default this Amended and Restated Note be placed in the hands of an attorney or attorneys for collection, or (ii) if Holder finds it necessary or desirable upon default to secure the services or advice of one or more attorneys with regard to collection of this Amended and Restated Note against Maker, or for the protection of its rights under this Amended and Restated Note, or any instrument relating to property securing the Amended and Restated Note. The term "attorneys' fees" shall include attorneys' fees incurred by Holder whether or not suit is brought and if suit is brought, the term shall include attorneys' fees at trial and on appeal, and shall include attorneys' fees incurred in connection with consultations, arbitration, bankruptcy, conservatorship, receivership or any other proceeding.

         This Amended and Restated Note shall be interpreted, construed, governed and enforced in accordance with the laws of the State of New Hampshire, and any suit, action or proceeding arising out of or relating to this Amended and Restated Note shall be commenced and maintained in the court of appropriate Jurisdiction in Hillsborough County, New Hampshire or the appropriate United States District Court for the State of New Hampshire and each party waives objection to such jurisdiction and venue.

         EACH OF HOLDER AND MAKER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER IT OR ITS SUCCESSORS, PERSONAL REPRESENTATIVES OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN EVIDENCED BY THIS AMENDED AND RESTATED NOTE AND ANY AGREEMENTS CONTEMPLATED THEREBY TO



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BE EXECUTED IN CONJUNCTION THEREWITH, OR IN CONJUNCTION WITH ANY COURSE OF
CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Amended and Restated Note in Manchester, New Hampshire, the date first above written.


                                    EDUCATIONAL MEDICAL, INC.
                                    a Delaware corporation


                                    By:   /s/ Vince Pisano
                                       -----------------------------------------
                                             Authorized Signatory

                                    NEW HAMPSHIRE ACQUISITION CORP.
                                    a Delaware corporation

                                    By:   /s/ Vince Pisano
                                       -----------------------------------------
                                             Authorized Signatory

         The undersigned hereby acknowledges and agrees to the terms and conditions set forth in this Amended and Restated Promissory Note and further agrees that, upon the execution of this Amended and Restated Promissory Note by the Makers, the Original Promissory Note shall be null and void and of no further force or effect.



                                             -----------------------------------
                                             Richard D. Galeucia



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